UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

KINGSWAY FINANCIAL SERVICES INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

KINGSWAY FINANCIAL SERVICES INC.

PROXY STATEMENT

FOR THE MEETING TO BE HELD ON TUESDAY, MAY 16, 2023

DATED APRIL 6, 2023

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN THAT an annual meeting (the “Meeting”) of the shareholders of Kingsway Financial Services Inc. (the “Corporation”) will be held at 9:00 a.m. Eastern Time (8:00 a.m. Central time) on Tuesday, May 16, 2023. The Meeting will be held through virtual means and in person at the New York Stock Exchange. If you choose to attend and participate in the Meeting virtually, you can vote your shares electronically and submit your questions prior to and during the Meeting by visiting: meetnow.global/MZVHWJG at the Meeting date and time described in the accompanying proxy statement. The purpose of the Meeting is to:

1)	To elect seven (7) directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed and qualified;
2)	To ratify the appointment of Plante & Moran, PLLC as the auditors of the Corporation for the fiscal year ending December 31, 2023; and
3)	To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay) for fiscal year 2022.

We may also transact such other business as may properly come before the Meeting and any postponements or adjournments thereof.

The accompanying proxy statement provides additional information relating to the matters to be dealt with at the Meeting and is deemed to form part of this Notice of Annual Meeting of Shareholders (the “Notice of Meeting”).

Only shareholders of record at the close of business on March 22, 2023 are entitled to notice of the Meeting and to vote at the Meeting or any adjournment or postponement thereof.

SHAREHOLDERS WHO ARE UNABLE TO ATTEND THE MEETING SHOULD COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT IN THE ENVELOPE PROVIDED FOR THAT PURPOSE, OR VOTE BY TELEPHONE OR OVER THE INTERNET.

Proxies to be used at the Meeting must be deposited with Computershare Investor Services Inc., PO BOX 43006 , Canton, MA, 02021 , before 9:00 a.m. ET (8:00 a.m. CT) on May 16, 2023, or if the Meeting is adjourned or postponed, no later than 4:00 p.m. (Central time) on the second business day preceding the day to which the Meeting is adjourned or postponed. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.

By Order of the Board of Directors
Terence M. Kavanagh
Chairman of the Board of Directors

10 S. Riverside Plaza, Suite 1520
Chicago, Illinois 60606

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF SHAREHOLDERS TO BE HELD ON MAY 16, 2023.

The proxy statement and our 2022 Annual Report on Form 10-K, including all amendments thereto, are available on our website, www.kingsway-financial.com.

LETTER TO SHAREHOLDERS

April 6, 2023

Dear Shareholder,

I would like to invite you to join the board of directors and senior management of Kingsway Financial Services Inc. at our next annual meeting of shareholders (the “Meeting”), which convenes at 9:00 a.m. ET (8:00 a.m. CT) on Tuesday, May 16, 2023.

The Meeting will be held in person at the New York Stock Exchange, Hamilton Room, 11 Wall St, New York, NY 10005. Shareholders who attend in person will be required to show a government issued photo ID and should enter through the security tent at 18 Broad Street, New York, NY 10005. The Meeting will also be held virtually and you will be able to attend and participate in the Meeting virtually, vote your shares electronically and submit your questions prior to and during the Meeting by visiting: meetnow.global/MZVHWJG at the Meeting date and time described in the accompanying proxy statement.

At the Meeting, you will be asked to elect seven (7) directors, ratify the appointment of Plante & Moran, PLLC as our independent registered public accounting firm for the 2023 fiscal year, and consider the approval of the 2022 compensation of the named executive officers on a non-binding and advisory basis.

Whether or not you plan to attend the Meeting, please complete, date, sign, and return, as promptly as possible, the enclosed form of proxy in the accompanying reply envelope or vote by telephone or the Internet. If you attend the Meeting, vote electronically at that time and/or complete a new form of proxy bearing a later date and properly submit it before the deadline, your vote will revoke any proxy previously submitted.

I appreciate your participation.

Sincerely,

Terence M. Kavanagh

Chairman of the Board of Directors

GENERAL PROXY INFORMATION

SOLICITATION OF PROXIES

This proxy statement (the “Proxy Statement”) is furnished in connection with the solicitation of proxies by or on behalf of the management and the board of directors (the “Board”) of Kingsway Financial Services Inc. (the “Corporation,” “Kingsway,” “us,” or “we”) for use at the annual meeting (the “Meeting”) of shareholders of the Corporation (the “shareholders”) to be held on Tuesday, May 16, 2023 at 9:00 a.m. ET (8:00 a.m. CT), or any adjournment or postponement thereof, for the purposes set out in the accompanying notice of meeting (the “Notice of Meeting”). The meeting will be held at the New York Stock Exchange, Hamilton Room, 11 Wall St, New York, NY 10005, and virtually. You will be able to attend and participate in the Meeting, vote your shares electronically and submit your questions prior to and during the Meeting by visiting: meetnow.global/MZVHWJG at the Meeting date and time described in the accompanying Proxy Statement. The form of proxy and the Proxy Statement are being sent to shareholders on or about April 6, 2023.

The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers, and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal. Banks, brokers, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting materials to beneficial owners, and the Corporation will reimburse such persons for such reasonable out-of-pocket expenses incurred by them. The expenses of soliciting proxies, including the cost of preparing, assembling and mailing the Proxy Statement to shareholders, will be borne by the Corporation.

QUORUM

A quorum is required in order for the Meeting to be properly constituted. Holders of record, either personally present or represented by proxy, of not less than a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat shall constitute a quorum for the transaction of business at the Meeting.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The authorized capital of the Corporation consists of 50,000,000 shares of common stock, par value $0.01 per share (the “Shares” or “Common Shares”), and 1,000,000 shares of preferred stock, par value $0.01 per share, issuable in series, of which 222,876 shares have been designated as Class A Preferred Stock, Series 1 (the “Preferred Shares”). As of the close of business on March 22, 2023, the record date for the Meeting (the “Record Date”), 25,854,466 Common Shares were outstanding, of which 500,000 Common Shares, representing approximately 1.9% of the Common Shares, are currently restricted from voting pursuant to that certain Restricted Stock Agreement, dated as of September 5, 2018, by and between the Corporation and John T. Fitzgerald (the “2018 Fitzgerald Restricted Stock Agreement”), as described below. Therefore, as of the Record Date there were 25,354,466 Common Shares outstanding and entitled to one (1) vote each at the Meeting. The Common Shares are listed on the New York Stock Exchange (the “NYSE”) under the symbol “KFS.”

As of the Record Date, there were 30,000 Preferred Shares issued and outstanding. Each Preferred Share is convertible into 6.25 Common Shares, subject to adjustment in accordance with the Corporation’s Certificate of Incorporation. The holders of the 30,000 Preferred Shares issued and outstanding have submitted a Notice of Intent to convert their Preferred Shares to Common Shares; however, the conversion process was not completed prior to the Record Date. The outstanding Preferred Shares are not entitled to vote at the Meeting.

Mr. John T. Fitzgerald holds 500,000 Common Shares subject to certain vesting restrictions, which were granted to him pursuant to the 2018 Fitzgerald Restricted Stock Agreement (each a “2018 Fitzgerald Restricted Common

Share”). The 2018 Fitzgerald Restricted Common Shares shall become fully vested, and the Fitzgerald Restriction Period (as defined below) shall lapse, as of March 28, 2024 if Mr. Fitzgerald remains in continuous employment with the Corporation through such date (the “2018 Fitzgerald Vesting Date”). During the period between the date of grant and the Fitzgerald Vesting Date (the “2018 Fitzgerald Restriction Period”), Mr. Fitzgerald may not sell, transfer, assign, pledge, hypothecate, or otherwise encumber or dispose of the 2018 Fitzgerald Restricted Common Shares, except as provided in the 2018 Fitzgerald Restricted Stock Agreement or the Corporation’s 2013 Equity Incentive Plan dated December 4, 2013 (as amended) (the “2013 Equity Incentive Plan”). Mr. Fitzgerald has all rights as a shareholder of the Corporation during the 2018 Fitzgerald Restriction Period in respect of the 2018 Fitzgerald Restricted Common Shares, including, but not limited to, the right to receive dividends and other distributions and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that he may not vote the 2018 Fitzgerald Restricted Common Shares until the 2018 Fitzgerald Vesting Date and any dividends paid or other distribution with respect to the 2018 Fitzgerald Restricted Common Shares shall be deposited with the Corporation and shall be subject to the same restrictions as the 2018 Fitzgerald Restricted Common Shares with respect to which such distribution was made. Pursuant to the terms of the 2013 Equity Incentive Plan, if a Change in Control (as defined in the 2013 Equity Incentive Plan) occurs, all outstanding 2018 Fitzgerald Restricted Common Shares shall immediately become fully vested and the 2018 Fitzgerald Restriction Period applicable to such 2018 Fitzgerald Restricted Common Shares shall lapse.

Mr. John T. Fitzgerald also holds 600,000 Common Shares subject to certain vesting restrictions (the “2021 Fitzgerald Restricted Common Shares”) that were granted to him pursuant to that certain Restricted Stock Agreement, dated as of March 31, 2021, by and between the Corporation and Mr. Fitzgerald (the “2021 Fitzgerald Restricted Stock Agreement”). The original grant of 1,000,000 2021 Fitzgerald Restricted Common Shares vests as follows: 200,000 2021 Fitzgerald Restricted Common Shares vested on the date of the grant and the remaining 800,000 2021 Fitzgerald Restricted Common Shares shall vest equally in 100,000 share tranches every September 5, until 2028, such that on September 5, 2028 all 2021 Fitzgerald Restricted Common Shares shall become fully vested and the 2021 Fitzgerald Restriction Period (as defined below) shall lapse. During the period between the date of grant and the date upon which any 2021 Fitzgerald Restricted Common Shares vest (the “2021 Fitzgerald Restriction Period”), Mr. Fitzgerald may not assign or transfer any unvested 2021 Fitzgerald Restricted Common Shares, except as provided in the 2021 Fitzgerald Restricted Stock Agreement or the Corporation’s 2020 Equity Incentive Plan dated September 21, 2020 (the “2020 Equity Incentive Plan”). Mr. Fitzgerald has all rights as a shareholder of the Corporation during the 2021 Fitzgerald Restriction Period in respect of the 2021 Fitzgerald Restricted Common Shares, including, but not limited to, the right to receive dividends and other distributions and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that any dividends paid or other distribution with respect to the 2021 Fitzgerald Restricted Common Shares shall be deposited with the Corporation and shall be subject to the same restrictions as the 2021 Fitzgerald Restricted Common Shares with respect to which such dividend or other distribution was made. Mr. Fitzgerald is entitled to vote the 2021 Fitzgerald Restricted Common Shares at the Meeting.

Mr. Kent A. Hansen holds 21,836 Common Shares subject to certain vesting restrictions (the “2021 Hansen Restricted Common Shares”) that were granted to him pursuant to that certain Restricted Stock Agreement, dated as of December 3, 2021, by and between the Corporation and Mr. Hansen (the “2021 Hansen Restricted Stock Agreement”). The original grant of 32,754 2021 Hansen Restricted Common Shares shall equally vest in 10,918 tranches every December 3, until 2024, such that on December 3, 2024 all the 2021 Hansen Restricted Common Shares shall become fully vested, and the 2021 Hansen Restriction Period (as defined below) shall lapse with respect to such remaining 2021 Hansen Restricted Common Shares, on December 3, 2024. During the period between the date of grant and the date upon which any 2021 Hansen Restricted Common Shares vest (the “2021 Hansen Restriction Period”), Mr. Hansen may not assign or transfer the 2021 Hansen Restricted Common Shares, except as provided in the 2021 Hansen Restricted Stock Agreement or the 2020 Equity Incentive Plan. Mr. Hansen has all rights as a shareholder of the Corporation during the 2021 Hansen Restriction Period in respect of the 2021 Hansen Restricted Common Shares, including, but not limited to, the right to receive dividends and other distributions and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that any dividends paid or other distribution with respect to the 2021 Hansen Restricted Common Shares shall be deposited with the Corporation and shall be subject to the same restrictions as the 2021 Hansen Restricted Common Shares with respect to which such dividend or other distribution was made. Mr. Hansen is entitled to vote the 2021 Hansen Restricted Common Shares at the Meeting.

Mr. Kent A. Hansen also holds 25,111 Common Shares subject to certain vesting restrictions (the “2022 Hansen Restricted Common Shares”) that were granted to him pursuant to that certain Restricted Stock Agreement, dated as of December 15, 2022, by and between the Corporation and Mr. Hansen (the “2022 Hansen Restricted Stock Agreement”). 25,111 2022 Hansen Restricted Common Shares shall vest ratably in tranches of 8,370 2022 Hansen Restricted Common Shares each, every December 1, (the first tranche will vest 8,371 2022 Hansen Restricted Common Shares) until 2025, such that on December 1, 2025 all the 2022 Hansen Restricted Common Shares shall become fully vested, and the 2022 Hansen Restriction Period (as defined below) shall lapse with respect to such remaining 2022 Hansen Restricted Common Shares, on December 1, 2025. During the period between the date of grant and the date upon which any 2022 Hansen Restricted Common Shares vest (the “2022 Hansen Restriction Period”), Mr. Hansen may not assign or transfer the 2022 Hansen Restricted Common Shares, except as provided in the 2022 Hansen Restricted Stock Agreement or the 2020 Equity Incentive Plan. Mr. Hansen has all rights as a shareholder of the Corporation during the 2022 Hansen Restriction Period in respect of the 2022 Hansen Restricted Common Shares, including, but not limited to, the right to receive dividends and other distributions and the right to participate in any capital adjustment applicable to all holders of Common Shares; provided, however, that any dividends paid or other distribution with respect to the 2022 Hansen Restricted Common Shares shall be deposited with the Corporation and shall be subject to the same restrictions as the 2022 Hansen Restricted Common Shares with respect to which such dividend or other distribution was made. Mr. Hansen is entitled to vote the 2022 Hansen Restricted Common Shares at the Meeting.

Security Ownership of Certain Beneficial Owners and Management

In accordance with U.S. securities laws, the following table sets forth certain information regarding beneficial ownership or control or direction, directly or indirectly, of the Common Shares as of the Record Date, by each shareholder (other than those shareholders for whom information is provided in the subsequent table) known by the Corporation to be a beneficial owner of more than 5% of the Corporation’s outstanding Common Shares.

Name and Address of Beneficial Owner	Number of Common Shares, Including Restricted Common Shares	Percent of Common Shares, Including Restricted Common Shares, Outstanding (1)
David Capital Partners LLC (2)	1,909,000	7.38%
Notes:
(1)	All percentages in this column are calculated based upon: (i) (a) the total number of Common Shares, including Restricted Common Shares, held by the beneficial owner plus (b) the number of options, Series B Warrants and Preferred Shares held by the beneficial owner that are exercisable or convertible within sixty (60) days; divided by (ii) (a) 25,854,466, being the total number of Common Shares, including Restricted Common Shares, outstanding as of the Record Date plus (b) the number of options, Series B Warrants and Preferred Shares held by the beneficial owner that are exercisable or convertible within sixty (60) days. Accordingly, this calculation is not based upon maximum dilution and instead assumes that only the beneficial owner exercises or converts all options, Series B Warrants and Preferred Shares that are exercisable or convertible within sixty (60) days.
(2)	As reported in a Schedule 13G/A filed with the SEC on January 12, 2023 by David Capital Partners, LLC (“DCP”) with offices located at 737 N. Michigan Avenue, Suite 1405, Chicago IL 60611. According to the Schedule 13G/A, as of December 31, 2022, David Capital Partners, LLC reported that it beneficially owned 1,909,000 shares with sole voting and dispositive power in connection with its role as investment manager. The shares are held by David Capital Partners Fund, LP, as the beneficial owner of 747,000 shares with sole voting and dispositive power and Pleiades Investment Partners DC, LP., as the beneficial owner of 1,162,000 shares with sole voting and dispositive power. DCP disclaims beneficial ownership of all such shares.

In accordance with U.S. securities laws, the following table sets forth certain information regarding beneficial ownership or control or direction, directly or indirectly, of the Common Shares as of the Record Date, by: (i) each director and director nominee of the Corporation; (ii) the Chief Executive Officer and each additional executive officer named under the heading “2022 Summary Compensation Table” in the Proxy Statement; and (iii) all directors, director nominees and executive officers of the Corporation as a group. The Corporation believes that, except as otherwise noted, each individual named has sole investment and voting power with respect to the Common Shares indicated as beneficially owned by such individual. Unless otherwise indicated, the business address of each named person is: 10 S. Riverside Plaza, Suite 1520, Chicago Illinois 60606.

Beneficial Owner	Number of Common Shares, Including Restricted Common Shares	Percent of Common Shares, Including Restricted Common Shares, Outstanding (1)
John T. Fitzgerald	1,882,583(2)	7.28%
Charles L. Frischer	1,832,478 (3)	7.09%
Gregory P. Hannon	2,659,195 (4)(5)	10.10%
Terence M. Kavanagh	2,659,195 (4)(6)	10.10%
Oakmont Capital	2,659,195 (4)(7)	10.10%
Douglas Levine	1,436,973 (8)	5.56%
Joseph D. Stilwell	7,608,422 (9)	29.43%
Corissa B. Porcelli	0	*
Kent A. Hansen	106,810 (10)	*

All Directors and Executive Officers as a Group (8 persons)	15,526,461	60.05%

* Indicates less than 1%.

Notes:

(1)	All percentages in this column are calculated based upon: (i) (a) the total number of Common Shares, including Restricted Common Shares, held by the beneficial owner (or all directors and executive officers as a group) plus (b) the number of options, Series B Warrants and Preferred Shares held by the beneficial owner (or all directors and executive officers as a group) that are exercisable or convertible within sixty (60) days; divided by (ii) (a) 25,854,466 , being the total number of Common Shares, including Restricted Common Shares, outstanding as of the Record Date, plus (b) the number of options, Series B Warrants and Preferred Shares held by the beneficial owner (or all directors and executive officers as a group) that are exercisable or convertible within sixty (60) days. Accordingly, this calculation is not based upon maximum dilution and instead assumes that only the beneficial owner (or all directors and executive officers as a group) exercises or converts all options, Series B Warrants and Preferred Shares exercisable or convertible within sixty (60) days.
(2)	Reflects the holdings of Common Shares reported by Mr. Fitzgerald on a Form 4 filed on March 20, 2023, including the 500,000 non -voting 2018 Fitzgerald Restricted Common Shares and 600,000 2020 Fitzgerald Restricted Common Shares.
(3)	Reflects the holdings of Common Shares reported by Mr. Frischer on a Form 4 filed on December 9, 2022, includes 1,584,278 shares directly owned, 231,000 held in a Roth IRA, and 17,200 shares held in an individual IRA.
(4)	Number of Common Shares is reported as described in a Schedule 13D filed with the SEC on March 21, 2019 jointly on behalf of Oakmont Capital Inc., an Ontario corporation (“Oakmont”), E.J.K. Holdings Inc., an Ontario corporation (“EJK”), 1272562 Ontario Inc., an Ontario corporation (“1272562”), Gregory P. Hannon and Terence M. Kavanagh (collectively, the “Oakmont Group”) and updated with the form 4 filing on March 23, 2023. The business address of these shareholders is 45 St. Clair Avenue West, Suite 400, Toronto, Ontario, M4V 1K9 Canada.
(5)	Mr. Hannon has sole voting power and sole dispositive power with respect to 22,500 Common Shares owned directly by him or through a self-directed Retirement Savings Plan and 4,500 Common Shares owned directly by two trusts for Mr. Hannon’s children (Mr. Hannon is the sole trustee of both of these trusts). In addition, Mr. Hannon has shared voting power and shared dispositive power with respect to: (i) 3,000

Common Shares owned directly by 1272562, by virtue of his ownership of all of the outstanding voting stock of 1272562; (ii) 4,000 Common Shares owned directly by Gilter Inc., an Ontario corporation of which all of the outstanding voting stock is owned by the Gregory Hannon Family Trust (Mr. Hannon is one of two trustees of this trust); (iii) 2,658,838 Common Shares owned directly by Oakmont, by virtue of his ownership of all of the capital stock of 1272562, and 1272562’s ownership of 50% of the outstanding voting stock of Oakmont and its right to nominate one of the two members of the Board of Directors of Oakmont; (iv) 463,394 Common Shares currently issuable upon exercise of Series B Warrants owned by Oakmont; and (v) 13,750 Common Shares owned directly by Mr. Hannon’s spouse. Mr. Hannon may be deemed to be a beneficial owner of the balance of the 3,204,732 Common Shares beneficially owned by the Oakmont Group, by virtue of his participation in the Oakmont Group.
(6)	Mr. Kavanagh has sole voting power and sole dispositive power with respect to 26,875 Common Shares owned through a self-directed Retirement Savings Plan, 1,750 Common Shares owned directly, and 125 Common Shares owned directly by a trust for his nephew (Mr. Kavanagh is the sole trustee). Mr. Kavanagh has shared voting power and shared dispositive power with respect to: (i) the 6,000 Common Shares owned directly by EJK, by virtue of Mr. Kavanagh’s ownership of all of the outstanding voting stock of EJK; (ii) the 2,658,838 Common Shares owned directly by Oakmont, by virtue of Mr. Kavanagh’s ownership of all the outstanding voting stock of EJK, and EJK’s ownership of 50% of the outstanding voting stock of Oakmont and its right to nominate one of the two members of the Board of Directors of Oakmont; and (iii) 463,394 Common Shares currently issuable upon exercise of Series B Warrants owned by Oakmont. Mr. Kavanagh may be deemed to be a beneficial owner of the balance of the 3,213,732 Common Shares beneficially owned by the Oakmont Group, by virtue of his participation in the Oakmont Group.
(7)	Oakmont has sole voting power and sole dispositive power with respect to (i) the 2,658,838 Common Shares that it owns directly; and (ii) 463,394 Common Shares currently issuable upon exercise of Series B Warrants that it owns directly. Oakmont may be deemed to be a beneficial owner of the balance of the 3,213,732 Common Shares beneficially owned by the Oakmont Group, by virtue of its participation in the Oakmont Group.
(8)	Mr. Levine directly owns 1,157,671, Common Shares. Mr. Levine indirectly owns 90,200 Common Shares, through the holdings of family members, and 189,102 Common Shares via a trust.
(9)	Number of Common Shares is reported as described in a Form 4 filed with the SEC on March 15, 2023 on behalf of Stilwell Activist Fund, L.P., a Delaware limited partnership (“Stilwell Activist Fund”); Stilwell Activist Investments, L.P., a Delaware limited partnership (“Stilwell Activist Investments”); Stilwell Associates, L.P., a Delaware limited partnership (“Stilwell Associates”); Stilwell Value Partners VII, L.P., a Delaware limited partnership (“Stilwell Value Partners VII”); Stilwell Value LLC, a Delaware limited liability company (“Stilwell Value LLC” and, collectively with Stilwell Activist Fund, Stillwell Activist Investments, Stilwell Associates, and Stilwell Value Partners VII, the “Investment Partnership”); and Joseph D. Stilwell, a U.S. citizen. The Investment Partnerships are private investment partnerships engaged in the purchase and sale of securities for their own accounts. Stilwell Value LLC is the general partner of each of the Investment Partnerships, and Mr. Stilwell is the managing member and owner of Stilwell Value LLC. The Investment Partnerships have shared voting and shared dispositive power over 7,608,422 Common Shares. The business address of this shareholder is 111 Broadway, 12th Floor, New York, NY 10006.
(10)	Reflects the holdings of Common Shares reported by Mr. Hansen on a Form 4 filed on March 20, 2023, including the 21,836 2021 Hansen Restricted Common Shares and 25,111 2022 Hansen Restricted Common Shares.

Q&A ON PROXY VOTING

Q:	What am I voting on?
A:	Shareholders are voting on the following: (i) the election of directors of the Corporation; (ii) the ratification of the appointment of the independent auditors of the Corporation for the 2023 fiscal year; and (iii) the approval of an advisory, non-binding resolution approving the 2022 compensation of the named executive officers, as disclosed in the Proxy Statement.
Q:	Who is entitled to vote?
A:	Shareholders as of the close of business on the Record Date are entitled to vote. Each Common Share that is not a 2018 Fitzgerald Restricted Common Share is entitled to one (1) vote on those items of business identified in the Notice of Meeting. Holders of the outstanding Preferred Shares and 2018 Fitzgerald Restricted Common Shares are not entitled to vote at the Meeting. The form of proxy you received indicates the number of Common Shares that you own and are entitled to vote.

Q:	How can I attend the In-Person Meeting?
A:	The in-person Meeting of shareholders, will be held at the New York Stock Exchange, Hamilton Room, 11 Wall St, New York, NY 10005. Shareholders who attend in person will be required to show a government issued photo ID and should enter through the security tent at 18 Broad Street, New York NY 10005. The New York Stock Exchange suggests that all shareholders attending the meeting dress in business casual attire.

You are entitled to attend the Meeting only if you were a shareholder of the Corporation as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting.

The in-person Meeting will begin promptly at 9:00 a.m. ET (8:00 a.m. CT).

Q:	How can I attend the Virtual Meeting?
A:	The virtual Meeting of shareholders, will be conducted via webcast. You are entitled to participate in the Meeting only if you were a shareholder of the Corporation as of the close of business on the Record Date, or if you hold a valid proxy for the Meeting.

You will be able to attend the Meeting virtually and submit your questions during the Meeting by visiting meetnow.global/MZVHWJG.

To participate in the Meeting, you will need to review the information included on your Notice of Meeting, on your proxy card or on the instructions that accompanied your proxy materials.

If you hold your Shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The online Meeting will begin promptly at 9:00 a.m. ET (8:00 a.m. CT). If you are attending virtually, we encourage you to access the Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this Proxy Statement.

Q:	How do I register to attend the Meeting virtually on the Internet?
A:	If you are a registered shareholder (i.e., you hold your Shares through our transfer agent, Computershare), you do not need to register to attend the Meeting. Please follow the instructions on the Notice of Meeting or proxy card that you received.

If you hold your Shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting in person and online.

To register to attend the Meeting virtually by webcast you must submit proof of your proxy power (legal proxy) reflecting your Shareholdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 4:00 p.m. (Central time) on May 11, 2023.

You will receive a confirmation of your registration by email after we receive your registration materials.

Requests for registration should be directed to us at the following:

By email: legalproxy@computershare.com

Forward the email from your broker, or attach an image of your legal proxy, to

By mail:

Computershare

Kingsway Financial Services Inc. Legal Proxy

P.O. Box 43001

Providence, RI 02940-3001

Q:	How do I vote?
A:	If you are a shareholder there are a number of ways you can vote your Shares:
•	By Mail: You may sign the enclosed form of proxy appointing the named persons or some other person you choose, who need not be a shareholder, to represent you as proxyholder and vote your Shares at the Meeting. Return the form of proxy by mail to:

Computershare Investor Services

150 Royall Street, Suite 101

Canton, MA, 02021

•	By Telephone: Shareholders located in Canada or in the United States may vote by telephone by calling 1-800-652-8683. You will need to enter the 15-digit control number provided on the form of proxy to vote your Shares over the phone.
•	By Internet: You may vote over the Internet by going to meetnow.global/MZVHWJG. You will need to enter the 15-digit control number provided on the form of proxy to vote your Shares over the Internet.
•	Voting in Person: If you are a registered shareholder, you may bring your proxy card and vote at the meeting.
•	Voting by telephone or on the Internet is fast, convenient and your vote is immediately confirmed and tabulated. If you choose to vote by telephone or on the Internet, instructions to do so are set forth on the form of proxy. The telephone and Internet voting procedures are designed to authenticate votes cast by use of a control number, which appears on the form of proxy. These procedures allow shareholders to appoint a proxy to vote their Shares and to confirm that their instructions have been properly recorded. If you vote by telephone, you will not be able to appoint a proxyholder. If you vote by telephone or on the Internet, your vote must be received by 9:00 a.m. ET (8:00 a.m. CT)) on May 16, 2023.

If you are a beneficial shareholder, the intermediary (usually a bank, trust company, broker, securities dealer or other financial institution) through which you hold your Shares will send you instructions on how to vote your Shares. Please follow the instructions on your voting instruction form.

Q:	Who is soliciting my proxy?
A:	Your proxy is being solicited by or on behalf of management and the Board. The associated costs will be borne by the Corporation. The solicitations will be made primarily by mail, but proxies may also be solicited personally or by telephone by directors, officers, and regular employees of the Corporation, none of whom will receive additional compensation for assisting with the solicitation, and the estimated cost of which will be nominal.
Q:	What happens if I sign the form of proxy enclosed with the Proxy Statement?
A:	Signing the enclosed form of proxy gives authority to Terence M. Kavanagh, Chairman of the Board, or, failing him, John T. Fitzgerald, President and Chief Executive Officer of the Corporation, to vote your Shares at the Meeting.
Q:	Can I appoint someone other than these representatives to vote my Shares?
A:	No. If you choose to sign the form of proxy enclosed with the Proxy Statement, you are giving authority to Terence M. Kavanagh, Chairman of the Board, or, failing him, John T. Fitzgerald, President and Chief Executive Officer of the Corporation, to vote your Shares at the Meeting.
Q:	What do I do with my completed proxy?
A:	Return it to Computershare in the envelope provided or at Computershare Investor Services Inc., 150 Royall Street, Suite 101, Canton, MA, 02021. Your form of proxy must be received by Computershare by no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date of the Meeting, or in the case of any adjournment or postponement thereof, no later than 48 hours (excluding Saturdays, Sundays and holidays) before the time and the date at which the Meeting is reconvened. This will ensure that your vote is recorded. The proxy voting cut-off may be waived or extended by the Chairman of the Board at his discretion without notice.
Q:	How will my Shares be voted if I give my proxy?
A:	On the form of proxy, you can indicate how you want your proxyholder to vote your Shares. Your proxyholder must vote or withhold from voting in accordance with your instructions on any ballot that may be called for, and if you have specified on the form of proxy how you want your Shares to be voted on any matter to be acted upon, your Shares will be voted accordingly.

If you have signed the form of proxy but have not specified on the form of proxy how you want your Shares to be voted on a particular issue, then your proxyholder will vote your Shares in favor of: (i) the election of each of the seven (7) director nominees set forth in the form of proxy; (ii) the ratification of the appointment of Plante & Moran, PLLC as the auditors of the Corporation for the 2023 fiscal year; and (iii) the approval of an advisory non-binding resolution approving the 2022 compensation of the named executive officers, as disclosed in this Proxy Statement.

Q:	If I change my mind, can I revoke or change my proxy once I have given it?
A:	Yes. You may revoke your proxy and change your vote at any time before the Meeting in one of four ways:
(i)	Send a written notice that is received by the deadline specified below stating that you revoke your proxy to Kingsway’s Chief Financial Officer at the following address: 10 S. Riverside Plaza, Suite 1520, Chicago Illinois 60606. The statement must be signed by you or, if the shareholder is a corporation or other entity, by a duly authorized officer or attorney of the corporation or other entity;
(ii)	If you returned a proxy by mail, complete a new form of proxy bearing a later date and properly submit it so that it is received before the deadline set forth below;
(iii)	Log onto the Internet website specified on the form of proxy in the same manner you would to submit your proxy electronically or call the toll-free number specified on the form of proxy prior to the Meeting, in each case if you are eligible to do so, and follow the instructions on the form of proxy; or
(iv)	Attend the Meeting in person online, declare your prior proxy to be revoked and then vote in person at the Meeting (although merely attending the Meeting will not revoke your proxy).

Any revocation of a proxy must be delivered either to the principal executive office of the Corporation at any time up to and including the last business day preceding the day of the Meeting or any adjournment or postponement of the Meeting, or to the Chairman of the Board on the day of the Meeting, Tuesday, May 16, 2023, or any adjournment or postponement of the Meeting, prior to the time of the Meeting.

Q:	What happens if other business not discussed in this Proxy Statement comes before the Meeting?
A:	The Corporation does not know of any business to be presented at the Meeting other than the proposals listed in this Proxy Statement. If other business comes before the Meeting and is proper under Delaware law, the Corporation’s representatives will, to the extent permissible under our governing documents and applicable law, use their discretion in casting all of the votes they are entitled to cast.
Q:	How many Shares are entitled to vote?
A:	As of the Record Date, there were 25,354,466 Common Shares entitled to be voted at the Meeting. Each registered shareholder has one (1) vote for each Common Share (other than the 2018 Fitzgerald Restricted Common Shares) held at the close of business on the Record Date.

Q:	How will the votes be counted?
A:	Abstentions from voting and broker non-votes will not be counted “for” or “against” a proposal but are counted in determining the number of Shares present or represented on a proposal for purposes of establishing a quorum. However, since approval of Proposals 2 and 3 require the affirmative vote of a majority of the Common Shares present or represented at the Meeting and entitled to vote, abstentions and broker non-votes will have the same effect as a vote “against” those Proposals. A “broker non-vote” occurs when a broker does not vote on some matter on the form of proxy because the broker does not have discretionary voting power for that particular item and has not received instructions from the beneficial owner. No holders of any Shares are entitled to cumulative voting rights.
Q:	Who counts the votes?
A:	The Corporation’s transfer agent, Computershare, counts and tabulates the proxies.
Q:	If I need to contact the transfer agent, how do I reach them?
A:	You can contact the transfer agent as follows:
by mail:	by telephone:

Computershare Investor Services Inc. 150 Royall Street, Suite 101 Canton, MA 02021	within Canada and the United States at 1-877-373-6374 all other countries at 1-781-575-3100 or by email:

shareholder@computershare.com

Q:	If my Shares are not registered in my name but are held in the name of a nominee (a bank, trust company, securities broker, trustee or other), how do I vote my Shares?
A:	Generally, your Shares may be voted in one of two ways:
(i)	Unless you have previously informed your nominee that you do not wish to receive material relating to the Meeting, you will have received the Proxy Statement from your nominee, together with a request for voting instructions for the number of Shares you hold. If you do not plan on attending the Meeting, or do not otherwise wish to vote in person at the Meeting, please follow the voting instructions provided by your nominee.
(ii)	If you wish to attend and vote your Shares at the Meeting, the Corporation will have no record of your shareholdings or of your entitlement to vote unless your nominee has appointed you as proxyholder. Therefore, if you wish to vote in person at the Meeting, you will need to contact your nominee and obtain a proxy in accordance with your nominee’s instructions.

Notwithstanding the foregoing, shareholders must explicitly follow any instructions provided by their nominee.

Q:	How many votes does each item of business require for approval?
A:	Provided that a quorum is present, the nominees for director receiving a plurality of the votes cast at the meeting in person or by proxy will be elected. However, as discussed further in “Election of Directors,” we have implemented a “Majority Election of Directors Policy” in uncontested director elections which requires that any incumbent director who does not receive a majority (50% +1) of “FOR” votes cast at the Meeting in favor of his/her election is required to immediately submit his/her resignation to the Audit Committee and the resignation will be effective if/when accepted by the Board. Proposals 2 and 3 each require the affirmative vote of a majority of voting power present or represented by proxy and entitled to vote at the Meeting.

Q:	Is the vote on the say-on-pay proposal binding on the Board?
A:	No. Because your vote is advisory, it will not be binding upon the Board; however, the Board values the opinions of our shareholders and will take into account the outcome of the vote when considering future executive compensation arrangements as it deems appropriate.
Q:	How can I obtain additional information about Kingsway?
A:	Our Annual Report on Form 10-K for the year ended December 31, 2022, and all amendments thereto (the “Form 10-K”), can be found under the Corporation’s name on the Securities and Exchange Commission’s (“SEC”) Electronic Data Gathering, Analysis, and Retrieval System (“EDGAR”) at www.sec.gov, on the System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com, or on our website at www.kingsway-financial.com. We will furnish to any shareholder, upon written request, any Exhibit described in the list accompanying the Form 10-K without charge. Any such requests should include a representation that the shareholder was the beneficial owner of Common Shares on the Record Date, and should be directed to Kingsway Financial Services Inc., Attention: Investor Relations, 10 S. Riverside Plaza, Suite 1520, Chicago Illinois 60606. You may also access the Exhibits described in the Form 10-K through the SEC website at www.sec.gov.

PARTICULARS OF MATTERS TO BE ACTED UPON

PROPOSAL 1 - ELECTION OF DIRECTORS

Our Certificate of Incorporation (our “Charter”) provides that the Board shall consist of a total number of directors as determined from time to time exclusively by resolution adopted by the Board. The Board has determined that the number of directors constituting the Board currently be set at seven.

All director nominees are currently members of the Board and have been since the dates indicated in their respective profiles set forth below. It is contemplated that all of the nominees will be able to serve as directors; however, if a nominee should be unable to so serve for any reason prior to the Meeting, the persons named in the enclosed form of proxy reserve the right to vote for another nominee in their discretion. Each director elected will hold office until the next annual meeting of shareholders or until his/her successor is appointed and qualifies, unless his/her office is earlier vacated in accordance with the by-laws of the Corporation.

In order to be elected, a director nominee must receive a plurality of votes cast.

However, we have adopted a “Majority Election of Directors Policy” that provides that a director nominee who does not receive a majority (50% +1) of “FOR” votes cast at the Meeting in favor of his/her election in an uncontested election will be required to immediately submit his/her resignation to the Audit Committee and the resignation will be effective if/when accepted by the Board. The Audit Committee must make a recommendation to the Board to accept or reject the resignation, and the Board must act on the Audit Committee’s recommendation within 90 days of the Meeting. The Board shall accept the resignation absent extenuating circumstances. The Corporation will promptly issue a news release with the Board’s decision, and if the Board determines not to accept a resignation, the news release will state in full the reasons for that decision. A director who tenders a resignation pursuant to this policy will not participate in any meeting of the Board or any sub-committee of the Board at which the resignation is considered. A contested election is defined as a meeting at which the number of directors nominated for election is greater than the number of seats available on the Board.

Management and the Board unanimously recommend that shareholders vote FOR the election of all of the nominees whose names are set forth on the following pages. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the election of all of the nominees whose names are set forth on the following pages.

Information set out below is as of March 22, 2023, unless otherwise indicated. Total compensation paid to the directors of the Corporation for the fiscal year ended December 31, 2022 is set out in the section entitled “Director Compensation” of the Proxy Statement.

Board of Directors and Director Nominees(1)

Terence M. Kavanagh Age: 68 Residence: Ontario, Canada Director Since: April 23, 2009 Independent(2)	Terence M. Kavanagh has, since 1997, served as President and a Director of Oakmont Capital Inc., a Toronto-based private investment company. Prior to co-founding Oakmont Capital, Mr. Kavanagh’s previous experience includes managing the Brentwood Pooled Investment Fund, a North American based investment fund, and managing a number of family-owned operating businesses in the real estate, property management and building services industries. Mr. Kavanagh was previously an investment banker in New York and Toronto with The First Boston Corporation and Lehman Brothers. Mr. Kavanagh received a Bachelor of Law degree from Western University in 1978, and an M.B.A. from the Tuck School of Business at Dartmouth College in 1982. Mr. Kavanagh brings extensive knowledge of the financial services industry to the Board.
	Board Committee Membership:	Public Board Membership:
	Board	None
Compensation & Management Resources Committee
Investment Committee

John T. Fitzgerald Age: 51 Residence: Illinois, United States of America Director Since: April 21, 2016 Not independent	John T. Fitzgerald has served as Chief Executive Officer of Kingsway since September 2018. Mr. Fitzgerald joined Kingsway as Executive Vice President on April 21, 2016 following Kingsway’s acquisition of Argo Management Group, a private equity investment partnership co-founded by Mr. Fitzgerald in 2002. Effective March 8, 2017, Mr. Fitzgerald was appointed President and Chief Operating Officer of Kingsway. Prior to co-founding Argo Management Group, Mr. Fitzgerald was managing director of Adirondack Capital, LLC, a financial futures and derivatives trading firm, and he was a seat-owner on the Chicago Board of Trade. Mr. Fitzgerald was previously the CEO of Hunter MFG, LLP and, from 2006 to 2016, Mr. Fitzgerald served as its Chairman. Mr. Fitzgerald received a Bachelor of Science degree from DePaul University and is an MBA graduate of the Kellogg School of Management, Northwestern University. Mr. Fitzgerald’s education, background and experience qualify him for his role with Kingsway.
	Board Committee Membership:	Public Board Membership:
	Board	None

Charles Frischer Age: 56 Residence: Washington, United States of America Director Since: May 17, 2022 Independent(2)

Charles Frischer is the general partner of LFF Partners, a family office based in Seattle, WA, a position he has held since 2004. Prior to working at LFF Partners, Mr. Frischer was a Principal at Zephyr Management, L.P., a New York based private equity firm (2005-2008). Mr. Frischer was also a Senior Vice President at Capri Capital (1995 to 2005).

Mr. Frischer graduated from Cornell University in 1988 with a Bachelor of Arts in Government.

	Board Committee Membership:	Public Board Membership:
	Board	None
Audit Committee

Gregory P. Hannon Age: 68 Residence: Ontario, Canada Director Since: September 16, 2009 Independent(2)	Gregory P. Hannon has been a Vice-President and Director of Oakmont Capital Inc., a Toronto-based private investment company, since 1997. He previously was a founding partner of Lonrisk, a Toronto-based specialty insurer and subsidiary of the London Insurance Group, where he was the Chief Financial Officer. Prior to that, Mr. Hannon worked for the Continental Bank of Canada in commercial credit and as auditor for Arthur Andersen and Company, Chartered Accountants. Mr. Hannon received a Bachelor of Commerce degree from Queen’s University in 1978 and an M.B.A. from The Harvard Business School in 1987. Mr. Hannon brings to the Board entrepreneurial experience, as well as expertise in accounting, auditing, and financial reporting.
	Board Committee Membership:	Public Board Membership:
	Board	None
Audit Committee
Nominating and Corporate Governance Committee

Douglas Levine Age: 64 Residence: Florida, United States of America Director Since: May 30, 2018 Independent(2)	Douglas Levine has been the President of Levine Management, a real estate developer since January 2013. He graduated in 1980 from Tufts University with a Bachelor’s Degree in Economics.
	Board Committee Membership:	Public Board Membership:
	Board	None
Investment Committee

Corissa B. Porcelli Age: 36 Residence: New Jersey, United States of America Director Since: September 21, 2020 Independent(2)	Corissa B. Porcelli began her career as an Analyst with The Stilwell Group. She was subsequently promoted and now serves as the Director of Research. Ms. Porcelli has extensive experience reviewing financial statements and analyzing and assessing the strengths and weaknesses of publicly traded companies. She has served on the boards of directors of numerous public companies. Ms. Porcelli is a CFA® charterholder. She graduated in 2008 from the University of Pennsylvania with a Bachelor of Arts in Economics and Psychology.
	Board Committee Membership:	Public Board Membership:
	Board	None
Audit Committee

Joseph D. Stilwell Age: 61 Residence: San Juan, Puerto Rico Director Since: April 23, 2009 Independent(2)	Joseph D. Stilwell is the owner and managing member of Stilwell Value LLC, the General Partner of a group of private investment partnerships known as The Stilwell Group. Mr. Stilwell previously served on the boards of directors of American Physicians Capital, Inc. from November 2004 until it was acquired in October 2010 and SCPIE Holdings Inc. from December 2006 until it announced a sale of the company in October 2007. Mr. Stilwell graduated in 1983 from the Wharton School at the University of Pennsylvania with a Bachelor of Science in Economics.
	Board Committee Membership:	Public Board Membership:
	Board	Director, Wheeler Real Estate Investment Trust since December 2019
Investment Committee
Nominating and Corporate Governance Committee
Compensation & Management Resources Committee

Notes:

(1)	All of the directors attended the 2022 annual meeting of shareholders.
(2)	“Independent” refers to the standards of independence established under section 301 of the Sarbanes-Oxley Act of 2002 (“SOX”) and the criteria for independence established by the NYSE and SEC.

Executive Officers who are not Directors

Kent A. Hansen, 52, Executive Vice President and Chief Financial Officer. Mr. Hansen has served as CFO of the Corporation’s subsidiary, Kingsway America Inc., since December 2019 and Executive Vice President and CFO of the Corporation since February 2020. Prior to joining the Corporation, Mr. Hansen served as Chief Accounting Officer and Controller of LSC Communications, Inc. from 2016 to 2019. Prior to this, he served as Vice President, Assistant Controller, of Baxalta, Incorporated, a biopharmaceutical company from 2015 to 2016. Prior to this, he served in various finance and accounting roles from 2006 to 2015 with Scientific Games Corporation (formerly WMS Industries, Inc.), including Director of Accounting and SEC Reporting, Assistant Controller, and Group Chief Financial Officer. His earlier experience includes roles in accounting and financial reporting at Accenture and as an auditor at Ernst and Young LLP.

Involvement in Certain Legal Proceedings

Mr. Hannon was a director of Delhi Solac Inc., which was placed into bankruptcy on June 6, 2014.

Mr. Fitzgerald was a director of Hunter Licensed Sports Distributing Corporation (“Hunter”), which was the subject of a receivership order from the Superior Court of Quebec dated March 3, 2017. The receivership ended on September 27, 2017 following a Court order. Hunter was subsequently placed into bankruptcy on August 20, 2018.

In March of 2015, Mr. Stilwell and his affiliate, Stilwell Value LLC, an SEC-registered investment adviser (“Value”), consented to the entry of an administrative SEC order (the “Order”) that alleged civil violations of certain securities regulations for, among other things, failing to adequately disclose conflicts of interest presented by inter-fund loans between certain private investment partnerships managed by Value or Mr. Stilwell, which loans were repaid in full without monetary loss to investors from the alleged conduct. Under the Order, among other things, (1) Mr. Stilwell was suspended from March 2015 to March 2016 from association with Value or any other SEC-regulated investment business and paid a civil penalty of $100,000, and (2) Value paid a civil penalty of $250,000 and repaid certain management fees. All obligations under the Order have been fully discharged.

Mr. Hansen was a named executive officer of LSC Communications, Inc. until his departure from the company in 2019. LSC Communications was placed into bankruptcy in April 2020.

PROPOSAL 2 - APPOINTMENT OF AUDITORS

The Board recommends ratifying the appointment of Plante & Moran, PLLC (“Plante”) as the Corporation’s independent registered public accounting firm for the fiscal year ending December 31, 2023. Plante provides services in connection with the audit of the Corporation’s financial statements as well as assistance with our Annual Report on Form 10-K submitted to the SEC and consultation on matters relating to accounting and financial reporting. The audit committee of the Board expects to appoint Plante as the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2023. Plante was the Corporation’s independent registered public accounting firm for the fiscal year ended December 31, 2022. Representatives of Plante are not expected to be present at the Meeting but will be available to respond to appropriate questions in writing.

In approving the selection of Plante as the Corporation’s independent registered public accounting firm for the year ended December 31, 2023, the Audit Committee considered existing and prior relationships between the Corporation and Plante and engaged in a dialogue with Plante regarding auditor independence issues. The Audit Committee determined that it was not aware of any relationships that could reasonably be expected to impact the objectivity or independence of Plante in performing audit services for the Corporation.

Audit Fees

The aggregate fees billed by Plante for professional services rendered for the audit of the consolidated financial statements of the Corporation and its subsidiaries, including expenses reimbursed, were $847,206 related to fiscal year 2022 and $793,175 related to fiscal year 2021.

Audit-Related Fees

The aggregate audit-related fees, including expenses reimbursed, billed by Plante for services rendered to the Corporation and its subsidiaries pertaining to the audit of the 401(k) plan were $14,100 in fiscal year 2022 and $13,500 for fiscal year 2021.

Tax Fees

The aggregate fees, including expenses reimbursed, billed by Plante for tax compliance, tax advice and tax planning services were zero in fiscal years 2022 and 2020.

All Other Fees

The aggregate fees, including expenses reimbursed, billed by Plante for services other than the services reported above under “Audit Fees,” “Audit-Related Fees” and “Taxes” were $141,378 related to due diligence assistance in fiscal year 2022 and $62,500 in fiscal year 2021.

The Audit Committee Charter provides for the Audit Committee to establish the auditors’ fees. Such fees have been based upon the complexity of the matters in question and the time incurred by the auditors. Management believes that the fees negotiated in the past with the auditors of the Corporation were reasonable in the circumstances and would be comparable to fees charged by other auditors providing similar services.

As discussed in the “Report of the Audit Committee” in the Proxy Statement, the Audit Committee has reviewed and considered whether the provision of services other than audit services is compatible with maintaining the auditors’ independence. The Audit Committee has considered and pre-approved expenditure limits for the Corporation’s auditors and established a system to review and pre-approve the provision of audit and non-audit services by the Corporation’s auditors to ensure they are consistent with maintaining the auditors’ independence. In each of the Corporation’s last two completed fiscal years and during the 2023 fiscal year to date, all audit and non-audit services were pre-approved by the Audit Committee.

Management and the Board unanimously recommend that shareholders vote FOR the ratification of the appointment of Plante as auditors of the Corporation for the fiscal year ending December 31, 2023. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the ratification of Plante as auditors of the Corporation for the fiscal year ending December 31, 2023.

PROPOSAL 3 - ADVISORY VOTE TO APPROVE THE COMPENSATION OF THE NAMED EXECUTIVE OFFICERS

The Corporation is providing shareholders the opportunity to vote on a non-binding, advisory basis to approve the compensation of the named executive officers, commonly known as a “say-on-pay” vote, as required by Section 14A of the Exchange Act.

At the 2018 annual meeting, shareholders were asked to cast a non-binding advisory vote on whether the say-on-pay vote should be held every year, every two years, or every three years. A majority of shareholders voting on the matter indicated a preference for holding the say-on-pay vote on an annual basis in accordance with the recommendation of the Board. Accordingly, the Board determined that the non-binding advisory vote to approve the compensation of our named executive officers was to be held on an annual basis, at least until the next non-binding shareholder vote on the frequency with which future say-on-pay votes should be held which shall be in 2024.

Resolution

The advisory vote on executive compensation is a non-binding vote on the compensation of the Corporation’s named executive officers, as described in “Compensation of Executive Officers and Directors” below. Shareholders may abstain from voting, if they so choose. Accordingly, the Corporation is asking its shareholders to approve the following resolution at the Meeting:

RESOLVED that the compensation paid to the Corporation’s named executive officers, including the compensation tables contained in the Proxy Statement dated April 6, 2023, be and is hereby approved.

As an advisory vote, the result of the say-on-pay vote is non-binding on the Corporation and the Board; however, the Board and the Compensation & Management Resources Committee value the opinions of shareholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

Management and the Board unanimously recommend that shareholders vote FOR the approval of the advisory resolution approving the 2022 compensation of the named executive officers, as disclosed in the Proxy Statement. In the absence of contrary instructions, the persons designated by management of the Corporation in the enclosed form of proxy intend to vote FOR the approval of the advisory resolution approving the 2022 compensation of the named executive officers.

CORPORATE GOVERNANCE MATTERS

Corporate Governance Guidelines and Code of Business Conduct & Ethics

Except for Mr. Fitzgerald, the Corporation’s President and Chief Executive Officer, the current and proposed directors are independent as determined in accordance with Section 301 of SOX and the criteria for independence established by the NYSE. Accordingly, the majority of the current and proposed directors are independent.

During 2022, the Board met nine (9) times, including in-person and telephonic meetings. Each director attended at least 75% of the total meetings of the Board and committees of the Board on which he or she served. Additionally, the directors often communicate with one another and with management informally to discuss our affairs.

The Corporation has adopted Corporate Governance Guidelines which comply with the NYSE listing standards and corporate governance requirements of applicable law. The Corporate Governance Guidelines were amended and adopted by the Board on May 23, 2019 and are periodically reviewed. The Corporate Governance Guidelines can be found on the Corporation’s website at www.kingsway-financial.com/corporate-governance.

The Corporation has also adopted a written code of ethics, which was amended and adopted by the Audit Committee on March 2, 2022, applicable to our directors, principal executive officer, principal financial officer, and other senior financial personnel. The Code of Business Conduct & Ethics is posted on the Corporation’s website at www.kingsway-financial.com/corporate-governance. Any future amendments to the Corporation’s code of ethics for senior financial personnel and any grant of waiver from a provision of the code requiring disclosure under applicable SEC rules will be disclosed in the “Corporate Governance” section of our website. The Corporation will provide to any person, without charge, a copy of the code of ethics, upon written request to the Corporation, Attention: Chief Financial Officer, 10 S. Riverside Plaza, Suite 1520, Chicago IL 60606.

Securities Trading Policy

The Corporation has adopted a securities trading policy that prohibits directors, officers, employees and certain other covered persons from engaging in insider trading and from entering into hedging or monetization transactions or similar arrangements with respect to the Corporation’s securities. The Disclosure, Securities Trading and Confidentiality Policy is posted on the Corporation’s website at www.kingsway-financial.com/corporate-governance.

Board Committees

The board has four (4) standing committees: the Audit Committee, the Compensation & Management Resources Committee, the Nominating and Corporate Governance Committee, and the Investment Committee.

Audit Committee

The Board has a standing Audit Committee which operates pursuant to a written charter adopted by the Board. The Audit Committee consists of three or more directors, each of whom is an outside director who is unrelated to the Corporation, free from any relationship that would interfere with the exercise of his or her independent judgment and each of whom is “independent” under the listing rules of the NYSE. Audit Committee members meet the requirements of all applicable securities laws and the NYSE. All members of the Audit Committee are financially literate, being defined as able to read and understand basic financial statements, and the Chair of the Audit Committee has accounting or related financial management expertise. At least one member of the Audit Committee is an “audit committee financial expert” as defined in the rules and regulations of the SEC. Pursuant to the Audit Committee Charter, members of the Audit Committee may not simultaneously serve on the audit committees of more than two other public companies without the approval of the Audit Committee.

The primary purpose of the Audit Committee is to:

(i)	Identify and monitor the management of the principal risks that could impact the financial reporting of the Corporation;
(ii)	Monitor the integrity of the Corporation’s financial reporting process and system of internal controls regarding financial reporting and accounting appropriateness and compliance;
(iii)	Appoint, replace and monitor the independence and performance of the Corporation’s external auditors;
(iv)	Provide an avenue of communication among the external auditors, management and the Board; and
(v)	Review the annual audited and quarterly unaudited financial statements with management and the external auditors.

As of April 6, 2023, the Audit Committee was comprised of Gregory P. Hannon (Chair), Charles Frischer and Corissa B. Porcelli. The Board has determined that each member of the Audit Committee is “independent” and meets the financial literacy requirements of the NYSE listing standards, and that each member of the Audit Committee meets the enhanced independence standards established by the SEC (including Section 10A(m)(3) of and Rule 10A-3 under the Exchange Act). The Board has determined that Mr. Hannon qualifies as an “audit committee financial expert” as that term is defined in the rules and regulations established by the SEC.

The Audit Committee held four (4) meetings, including telephonic meetings, in the fiscal year ended December 31, 2022. The responsibilities and duties of the Audit Committee are set out in the Audit Committee’s charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

Report of the Audit Committee

The Audit Committee has met and held discussions with management and the independent auditors. Management represented to the Audit Committee that the Corporation’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent auditors. The Audit Committee discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC.

The Corporation’s independent auditors also provided to the Audit Committee the written disclosures required by applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, and the Audit Committee discussed with the independent auditors that firm’s independence. The Audit Committee also considered whether the provision of non-audit services by the independent auditors is compatible with their independence.

Based upon the Audit Committee’s discussion with management and the Corporation’s independent auditors and the Audit Committee’s review of the representation of management and the report of the independent auditors to the Audit Committee, the Audit Committee recommended that the Board include the audited consolidated financial statements in the Corporation’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022 filed with the SEC.

Members of the Audit Committee

Gregory P. Hannon (Chair)

Charles Frischer

Corissa B. Porcelli

Compensation & Management Resources Committee

The Board has a standing Compensation & Management Resources Committee (the “Compensation Committee”) which operates pursuant to a written charter adopted by the Board. The Compensation Committee consists of two or more directors, each of whom must satisfy the applicable independence requirements of the New York Stock Exchange and any other regulatory authorities. At least two members of the Committee also must qualify as “non-employee” directors within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Board has determined that each member of the Compensation Committee in the fiscal year ended December 31, 2022 was independent under the criteria established by the applicable regulatory authorities.

The Compensation Committee held three (3) telephonic meetings in the fiscal year ended December 31, 2022. The responsibilities and duties of the Compensation Committee are set out in the Compensation Committee’s Charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

The primary purpose of the Compensation Committee is to:

(i)	Assist the Board in discharging its responsibilities in respect of compensation of the Corporation’s executive officers and subsidiary Presidents;
(ii)	Provide recommendations to the Board in connection with directors’ compensation; and
(iii)	Provide recommendations to the Board in connection with succession planning for senior management of the Corporation.

In making its compensation decisions and recommendations, the Compensation Committee may take into account the recommendations of the Chief Executive Officer with respect to the other senior officers of the Corporation and the President of each of the Corporation’s subsidiaries. Other than giving such recommendations, however, the Chief Executive Officer has no formal role and no authority to determine the amount or form of executive and director compensation.

The Compensation Committee has the sole authority to retain and terminate (or obtain the advice of) any adviser to assist it in the performance of its duties, but only after taking into consideration all factors relevant to the adviser’s independence from management, including those specified in Section 303A.05(c)(iv) of the New York Stock Exchange Listed Company Manual. The Compensation Committee shall evaluate and determine whether any compensation consultant retained or to be retained by it has any conflict of interest in accordance with Item 407(e)(3)(iv) of Regulation S-K under the rules and regulations of the SEC. As currently constituted, the Compensation Committee has never engaged a compensation consultant nor does it have any current plans to do so.

As of April 6, 2023, the Compensation Committee was comprised of Joseph D. Stilwell (Chair) and Terence M. Kavanagh.

Nominating and Corporate Governance Committee

The Board has a standing Nominating and Corporate Governance Committee which operates pursuant to a written charter adopted by the Board. The Nominating and Corporate Governance Committee consists of no fewer than two directors, each of whom satisfies the applicable independence requirements of the New York Stock Exchange and any other regulatory requirements. The Board has determined that each member of the Nominating and Corporate Governance Committee in the fiscal year ended December 31, 2022 was independent under the criteria established by the applicable regulatory authorities.

The Nominating and Corporate Governance Committee held one (1) telephonic meeting in the fiscal year ended December 31, 2022. The responsibilities and duties of the Nominating and Corporate Governance Committee are set out in the Nominating and Corporate Governance Committee’s Charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

The primary purpose of the Nominating and Corporate Governance Committee is to:

(i)	Identify, evaluate and recommend individuals qualified to become members of the Board, consistent with criteria approved by the Board, and select or recommend that the Board select the director nominees to stand for election at each annual or special meeting of shareholders of the Corporation in which directors will be elected or to fill vacancies on the Board;
(ii)	Develop and recommend to the Board a set of corporate governance guidelines applicable to the Corporation;
(iii)	Oversee the annual performance evaluation of the Board and its committees and management; and
(iv)	Otherwise take a leadership role in shaping and providing oversight of the corporate governance of the Corporation, including recommending directors eligible to serve on all committees of the Board.

The Corporation believes that the current Board has the mix of industry knowledge, experience and financial expertise required to provide strong oversight of the Corporation. The Corporation does not have a diversity policy. In considering a candidate for nomination as a member of the Board, the Nominating and Corporate Governance Committee will consider criteria such as equity ownership; an entrepreneurial mindset; independence; occupational background; level and type of business experience; and the number of boards on which the individual serves. The Nominating and Corporate Governance Committee does not take into account race, sex or creed in its evaluation of any director or nominee.

The Nominating and Corporate Governance Committee will consider recommendations for director candidates submitted by shareholders in the same manner as consideration of candidates recommended by outside search firms, incumbent directors and others. Any such recommendation should be submitted in writing to the Nominating and Corporate Governance Committee in care of the Office of the Chief Financial Officer at 10 S. Riverside Plaza, Suite 1520, Chicago IL 60606.

As of April 6, 2023, the Nominating and Corporate Governance Committee was comprised of Gregory P. Hannon (Chair) and Joseph D. Stilwell.

Investment Committee

The Board has a standing Investment Committee which operates pursuant to a written charter adopted by the Board. The Investment Committee consists of two or more directors, the majority of whom must satisfy the applicable independence requirements of the applicable regulatory authorities. The Board has determined that each member of the Investment Committee in the fiscal year ended December 31, 2022 was independent under the criteria established by the applicable regulatory authorities.

The Investment Committee did not hold a meeting in the fiscal year ended December 31, 2022. The responsibilities and duties of the Investment Committee are set out in the Investment Committee’s charter, which was amended and adopted by the Board on May 23, 2019 and is available in the “Corporate Governance” section of the Corporation’s website at www.kingsway-financial.com/corporate-governance.

The primary purpose of the Investment Committee is to:

(i)	Assist the Board and management in respect of the management of the invested assets of the Corporation and its subsidiary companies;
(ii)	Develop and monitor investment policies and guidelines for the Corporation;
(iii)	Select and retain external investment managers; and
(iv)	Monitor the performance of external investment managers, if any.

As of April 7, 2023, the Investment Committee was comprised of Douglas Levine (Chair), Joseph D. Stilwell and Terence M. Kavanagh.

Communications with the Board

It is the Corporation’s policy to forward to the directors any correspondence it receives that is addressed to them. Shareholders, or other interested parties, who wish to communicate with the directors may do so by sending their correspondence addressed to the director or directors as follows: Kingsway Financial Services Inc., Attention: Investor Relations, 10 S. Riverside Plaza, Suite 1520, Chicago IL 60606.

Our directors’ attendance at annual meetings can provide shareholders with an opportunity to communicate with directors about issues affecting the Corporation. Our Corporate Governance Guidelines encourage our directors to attend the annual meeting of shareholders. All of the directors then in office attended the 2022 annual meeting of shareholders.

Board Leadership Structure and Role in Risk Oversight

Our President and Chief Executive Officer, John T. Fitzgerald, joined our Board on April 21, 2016. Since September 16, 2013, Terence M. Kavanagh has been serving as our independent, non-executive Chairman of the Board. The Chairman focuses on the overall strategy of the business and leadership of the Board, including: presiding at all Board meetings, at all executive sessions of the Board held without management and at the annual meeting of shareholders; establishing Board meeting agendas in consultation with the Chairs of the Board committees; acting as a liaison between the directors and the Corporation’s management; advising the Chief Executive Officer of the quality, quantity and timeliness of the flow of information from management to enable the directors to effectively and responsibly perform their duties; facilitating communication among directors; and maintaining frequent contact with the Chief Executive Officer.

The Board believes that its optimal leadership structure may vary as circumstances warrant and views its current structure as appropriate to supervise the business and affairs of the Corporation.

The Corporation’s management is primarily responsible for managing risk and informing the Board of the material risks confronting the Corporation. The Board has oversight responsibility of the processes established to monitor and manage such risks. The Board believes that such oversight function is the responsibility of the entire Board through frequent reports and discussions at regularly scheduled Board meetings. In addition, the Board has delegated specific risk management oversight responsibility to the Audit Committee and to the independent members of the Board. In particular, the Audit Committee oversees the management of risks related to accounting, auditing and financial reporting and maintaining effective internal controls for financial reporting. The independent members of the Board oversee risk management related to the Corporation’s corporate governance practices and the Corporation’s executive compensation plans and arrangements. These specific risk categories and the Corporation’s risk management practices are regularly reviewed by the entire Board in the ordinary course of regular Board meetings.

COMPENSATION OF EXECUTIVE OFFICERS AND DIRECTORS

Named Executive Officers for 2022

The following individuals are the Corporation’s named executive officers for 2022. Each of the following individuals held the position(s) set forth opposite his name as of December 31, 2022.

Name	Title
John T. Fitzgerald	President & Chief Executive Officer(1)
Kent A. Hansen	Executive Vice President & Chief Financial Officer(2)

Notes:

(1)	Mr. Fitzgerald has served as Chief Executive Officer of the Corporation since September 2018.
(2)	Mr. Hansen has served as Executive Vice President and Chief Financial Officer of the Corporation since February 2020.

2022 Summary Compensation Table

The following table provides information regarding the compensation of our named executive officers for the last two completed fiscal years.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation(2) ($)	Total ($)
John T. Fitzgerald, President & Chief Executive Officer	2022	500,000	500,000	—	—	—	$32,250	1,032,250
	2021	500,000	375,000	4,650,000	—	—	32,802	5,557,802
Kent A. Hansen., EVP & Chief Financial Officer	2022	360,000	172,548	182,055	—	—	$25, 250	739,853
	2021	360,000	151,124	437,480	—	—	25,802	974,406

Notes:

(1)	The amounts reported in these columns are valued based on the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation — Stock Compensation (“FASB ASC Topic 718”) and do not correspond to the actual value that might be realized by the NEOs. See Note 17 to the Financial Statements included in our Annual Report on Form 10-K for the year ended December 31, 2022 for a discussion of the relevant assumptions used in calculating the amounts reported.
(2)	For each named executive officer, amounts reported in this column include employer contributions to the Corporation’s 401(k) retirement plan and Employee Stock Purchase Plan.

2022 Pay Versus Performance

The following table sets forth information concerning: (1) the compensation of our Chief Executive Officer and President, John T. Fitzgerald and the average compensation for our other named executive officer, Kent A. Hansen, both as reported in the Summary Compensation Table and with certain adjustments to reflect the “compensation actually paid” ("CAP") to such individuals, as defined under SEC rules, for each of the fiscal years ended December 31, 2021 and 2022 and (2) our total shareholder return (“TSR”) and Net Income over such years in accordance with SEC rules:

Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEO	Average Compensation Actually Paid to Non-PEO NEO	Value of Initial Fixed $100 Investment Based On Total Shareholder Return	Net Income (thousands)
2022	$1,032,250	$3,809,250	$739,853	$865,151	$168.72	$15,065
2021	$5,557,802	$6,623,802	$974,806	$1,024,018	$116.60	$1,860

(1) Mr. Fitzgerald was the Principal Executive Officer (“PEO”) in 2022 and 2021.

(2) Mr. Hansen was the only Non-PEO Named Executive Officer (“NEO”) in 2022 and 2021.

Officer compensation is determined by the Compensation Committee. In terms of base salary the Compensation Committee considers the market for similarly situated employees at peer companies and the employee’s overall performance both individually and as it relates to the overall results. Variable compensation considers profitability during the year. Compensation actually paid to the PEO and Non-PEO NEO in 2022 and 2021 were based upon 2022 and 2021financial results, as well as the achievement of strategic objectives. The Compensation Committee also considered shareholder return as a factor in compensation, given the steady increase in our share price over the past few years.

2022 Outstanding Equity Awards at Fiscal Year-End

Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Unearned Shares or Units That Have Not Vested (#)(1)	Market Value of Shares or Units That Have Not Vested ($)(2)
John T. Fitzgerald	—	—	—	—	1,100,000 (3)	5,655,000
Kent A. Hansen	—	—	—	—	46,947	292,108

Notes:

(1)	Refer to” Voting Securities and Principal Holders” section on Page 2 for full vesting information.
(2)	The value of the Common Shares is based on the closing price of the Common Shares on the NYSE of $7.93 as of December 31, 2022, the last trading day of the fiscal year.
(3)	This amount includes 500,000 shares of Restricted Common Shares awarded September 5, 2018, which become fully vested on March 28, 2024 if Mr. Fitzgerald remains in continuous employment with the Corporation through such date, and subject to prorated vesting in certain circumstances (as further described below under “Potential Payments Upon Termination or Change in Control”).

Potential Payments Upon Termination or Change in Control

The Corporation maintains a severance policy (the “Severance Policy”) for the payment of certain benefits to certain eligible employees of the Corporation, but not our named executive officers. Benefits are paid under the Severance Policy following a termination of employment in connection with a reduction in work force. Under the Severance Policy, upon a qualifying termination of employment, the named executive officers are entitled to two weeks of severance pay for each full year of service with the Corporation, with a minimum of 12 weeks of severance pay and a maximum of 39 weeks of severance pay. Participants are also entitled to receive subsidized benefits as provided under the Consolidated Omnibus Budget Reconciliation Act during the severance period.

In lieu of benefits under the Severance Policy, Mr. Fitzgerald is entitled to receive severance benefits under an individual severance agreement consisting of 12 months of base salary, paid in a lump sum, upon either (x) a termination of employment by the Corporation, other than for “Cause,” or (y) Mr. Fitzgerald’s resignation as a result of a “Constructive Termination,” subject, in each case, to Mr. Fitzgerald’s execution of a release of claims. In addition, upon a termination without “Cause,” a resignation by Mr. Fitzgerald as a result of a “Constructive Termination,” Mr. Fitzgerald’s death or disability, or Mr. Fitzgerald’s “constructive resignation,” Mr. Fitzgerald would be entitled to accelerated vesting of a prorated portion of his 2018 restricted stock award (as described in footnote 3 to the “2022 Outstanding Awards at Fiscal Year-End Table,” above). Mr. Fitzgerald’s 2018 restricted stock award is also subject to accelerated vesting upon a “change in control.” As defined in Mr. Fitzgerald’s severance agreement, (A) “Cause” means Mr. Fitzgerald’s involuntary termination due to: (i) an intentional act of fraud, embezzlement, theft, or any other illegal act against the Corporation, any of which would constitute a felony; (ii) Mr. Fitzgerald’s improper disclosure or use of the Corporation’s confidential information but only where the Corporation has established that such disclosure or use has financially and materially injured the Corporation; or (iii) a material breach of Mr. Fitzgerald’s duty of loyalty to the Corporation but only where the Corporation has established that such breach has financially and materially injured the Corporation, (B) “Constructive Termination” means Mr. Fitzgerald’s voluntary resignation within 45 days following written notice to each independent member of the Board setting forth in reasonable detail the occurrence of any of the following events without Mr. Fitzgerald’s written consent that is not cured by the Corporation within 30 days after such notice: (i) any material diminution in job duties and responsibilities or the imposition of job requirements materially inconsistent with Mr. Fitzgerald’s position with the Corporation; (ii) a reduction in Mr. Fitzgerald’s then-current base salary, other than an across-the-board reduction of no more than 10% in the base salary of all executive level employees; (iii) a material reduction in Mr. Fitzgerald’s annual incentive compensation opportunities; or (iv) Mr. Fitzgerald has established that he has been subject to a hostile work environment, and (C) “Constructive Resignation” means a voluntary termination of employment by the Corporation as a result of Mr. Fitzgerald’s habitual neglect or gross negligence in the performance of Mr. Fitzgerald’s duties and responsibilities that has a material adverse effect on the business or financial condition of the Corporation, after written notice from the board setting forth the facts in reasonable detail constituting habitual neglect or gross negligence that Mr. Fitzgerald does not cure within thirty (30) days of such notice.

In lieu of any severance benefits under the Severance Policy, Mr. Hansen’s offer letter instead provides that he is entitled to receive severance benefits of a lump sum payment equal to 100% of his then-current base salary for a termination of employment by the Corporation, other than a termination for “cause,” subject to Mr. Hansen’s execution of a release of claims.

Director Compensation

Narrative Description

The Corporation’s director compensation program is designed to provide reasonable compensation for the risks and responsibilities of being a director. Only non-employee directors of the Board are remunerated for serving as directors of the Corporation. Non-employee directors received a single retainer fee, payable in quarterly installments in advance, in the amount of $80,000. The Chairmen of the Board and the Audit Committee each receive an additional $40,000 annually, also payable in quarterly installments in advance.

2022 Director Compensation

The following table provides information regarding the compensation of our non-employee directors for 2022.

Name	Fees Earned or Paid in Cash ($)(1)	All Other Compensation ($)	Total ($)
Terence M. Kavanagh	120,000	—	120,000
Charles Frischer(2)	49,800	—	49,800
Gregory P. Hannon	120,000	—	120,000
Douglas Levine	80,000	—	80,000
Corissa B. Porcelli	80,000	—	80,000
Joseph D. Stilwell	80,000	—	80,000

Notes:

(1)	Amounts reported in this column include the annual retainer paid to each non-employee director, plus an additional fee paid to each of Messrs. Kavanagh and Hannon for serving as Chairman of the Board and Chairman of the Audit Committee, respectively.
(2)	Mr. Frischer became a director on May 17, 2022 and his annual compensation was prorated from his date of appointment.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table sets forth information regarding the securities authorized for issuance under our equity compensation plans as of December 31, 2022, the end of our last fiscal year:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders	—	N/A	482,135(1)
Equity compensation plans not approved by security holders	—	N/A	—
Total	—	N/A	482,135
(1)	Represents securities available for issuance pursuant to the 2020 Equity Incentive Plan.

CERTAIN RELATIONSHIPS AND TRANSACTIONS WITH RELATED PERSONS

Other than as set forth below, no director, executive officer or person who is a proposed nominee for election as a director of the Corporation, and no associate or affiliate of any such director, executive officer or proposed nominee, nor, to the best knowledge of the directors and executive officers of the Corporation after having made reasonable inquiry, any person or company who beneficially owns, controls or directs, directly or indirectly, voting securities of the Corporation carrying more than five (5%) percent of the voting rights attached to all outstanding voting securities of the Corporation at the date hereof, or any associate or affiliate thereof, has any material interest, direct or indirect, in any transaction since the commencement of the Corporation’s most recently completed fiscal year or in any proposed transaction which has materially affected or would materially affect the Corporation or any of its subsidiaries which is in excess of the lesser of $120,000 or 1% of the average of the Corporation’s total assets at year-end for the last three completed fiscal years.

As previously disclosed, the Corporation acquired Argo Management Group, LLC (“Argo”) in April 2016. Argo’s primary business is to act as Managing Member of Argo Holdings Fund I, LLC (the “Fund”). As of the date of this Proxy Statement, each of the Corporation, Mr. Fitzgerald, and certain of Mr. Fitzgerald’s immediate family members own equity interests in the Fund, which interests were acquired prior to the acquisition of Argo. During the fiscal year ended December 31, 2022: (a) the Corporation received $447,826 in distributions from the Fund; (b) Mr. Fitzgerald received $111,957 in distributions from the Fund; and (c) two of Mr. Fitzgerald’s immediate family members, who are investors in the Fund, each received $55,978 in distributions from the Fund.

OTHER MATTERS

As of the date of the Proxy Statement, management and the Board know of no amendment, variation or other matter expected to come before the Meeting other than the matters referred to in the Notice of Meeting; however, if any other matter properly comes before the Meeting, the persons named in the accompanying form of proxy will vote on such matter in accordance with their best judgment.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more shareholders sharing the same address by delivering a single set of annual meeting materials addressed to those shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for shareholders and cost savings for companies.

This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We will deliver promptly upon written or oral request a separate set of annual meeting materials to any shareholder who received these materials at a shared address. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to Kingsway Financial Services Inc., Attention: Investor Relations, 10 S. Riverside Plaza, Suite 1520, Chicago IL 60606, or call646-415-8972. Shareholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers.

ANNUAL REPORT

Copies of the Annual Report on Form 10-K and all amendments thereto (including financial statements and financial statement schedules) may be obtained without charge by writing to Kingsway Financial Services Inc., Attention: Investor Relations, 10 S. Riverside Plaza, Suite 1520, Chicago IL 60606. A request for a copy of the Annual Report on Form 10-K and any amendments thereto must set forth a good-faith representation that the requesting party was either a holder of record or a beneficial owner of Common Shares on the Record Date. Exhibits to the Annual Report on Form 10-K, and any amendments thereto, will be mailed upon similar request.

SHAREHOLDER PROPOSALS FOR 2024 ANNUAL MEETING

All proposals of shareholders intended to be included in the Proxy Statement relating to the 2024 annual meeting must be received by the Corporation at our principal executive office not less than 120 calendar days before the first anniversary of the date of the Corporation’s proxy statement released to shareholders in connection with the 2023 annual meeting (which would be December 8, 2023). If the date of the 2024 annual meeting is changed by more than 30 days from the date of the first anniversary of the 2023 annual meeting, then the deadline for submission pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”) is a reasonable time before we begin to print and send the proxy statement for the 2024 annual meeting. All such proposals must comply with the requirements of Rule 14a-8, which sets forth specific requirements and limitations applicable to nominations and proposals at annual meetings of shareholders and should be sent to Kingsway Financial Services Inc., Attention: Investor Relations, 10 S. Riverside Plaza, Suite 1520, Chicago IL 60606. In order for shareholders to give timely notice of nominations for directors for inclusion on a universal proxy card in connection with the 2024 Annual Meeting, notice must be submitted by the same deadline as disclosed above under the advance notice provisions of our Bylaws and must include the information in the notice required by our Bylaws and by Rule 14a-19(b)(2) and Rule 14a-19(b)(3) under the Exchange Act.

Under our by-laws and applicable Delaware law, if a shareholder intends to nominate a person for election to the Board of Directors or present a proposal at the 2024 annual meeting, but does not intend to include such proposal in the Corporation’s proxy statement, then such nomination or proposal must be in writing and received by the Secretary of the Corporation at the principal executive offices of the Corporation no less than ninety (90) days (which would be February 16, 2024) nor more than one hundred and twenty (120) days (which would be January 17, 2024) prior to the first anniversary of the 2023 annual meeting May 16, 2024. In the event that the date of the 2024 annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the 2023 annual meeting, notice by the stockholder to be timely must be received not earlier than one hundred and twenty (120) days prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting or the tenth (10th) day following the day on which public announcement of the date of such meeting is first made.

The persons named in the Corporation’s form of proxy for the 2024 annual meeting will have discretionary authority to vote the shares represented by such proxies on the shareholder proposal, without including information about the proposal in the Corporation’s proxy materials.

With respect to business to be brought before the Meeting, we have not received any notices from shareholders that we were required to include in the Proxy Statement.

ADDITIONAL INFORMATION

Financial information about the Corporation is contained in its consolidated financial statements and Management’s Discussion and Analysis for the fiscal year ended December 31, 2022, and additional information relating to the Corporation is on EDGAR at www.sec.gov, or on SEDAR at www.sedar.com. If you would like to obtain, at no cost to you, a copy of any of the following documents:

1)	the Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and all amendments thereto, together with any document, or the pertinent pages of any document, incorporated by reference therein;
2)	the consolidated financial statements of the Corporation for the fiscal year ended December 31, 2022, together with the accompanying report of the auditors thereon and Management’s Discussion and Analysis with respect thereto; or
3)	the Proxy Statement,

please send your request to:

Kingsway Financial Services Inc.

Attention: Investor Relations

10 S. Riverside Plaza, Suite 1520

Chicago IL 60606

The Board has approved the contents of the Proxy Statement and the sending of it to the directors, the shareholders, and the auditors of the Corporation.

DATED this April 6, 2023.

By Order of the Board of Directors
Terence M. Kavanagh
Chairman of the Board of Directors

Your vote matters – here’s how to vote! You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/KFS or scan the QR code — login details are located in the shaded bar below. Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/KFS 2023 Annual Meeting Proxy Card q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3. For Withhold For Withhold For Withhold + 1. To elect seven (7) directors of the Corporation to hold office for a term of one (1) year or until their successors are duly appointed and qualified; 01 - John T. Fitzgerald 04 - Terence M. Kavanagh 02 - Charles Frischer 05 - Douglas Levine 03 - Gregory P. Hannon 06 - Corissa B. Porcelli 07 - Joseph D. Stilwell 2. To ratify the appointment of Plante & Moran, PLLC as the auditors of the Corporation for the fiscal year ending December 31, 2023; and For Against Abstain 3. To approve, on a non-binding and advisory basis, the compensation of the named executive officers of the Corporation (say-on-pay). For Against Abstain B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below. Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. 03SADC 7 2 B V +

2023 Annual Meeting of Kingsway Financial Services Inc. Shareholders The 2023 Annual Meeting of Shareholders of Kingsway Financial Services Inc will be held on May 16, 2023 at 8:00 am CT (9:00 am ET), virtually via the Internet at meetnow.global/MZVHWJG and in person at New York Stock Exchange, Hamilton Room, 11 Wall St, New York, NY 10005 To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. The material is available at: www.investorvote.com/KFS Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/KFS q IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q Kingsway Financial Services Inc. + Notice of 2023 Annual Meeting of Shareholders Proxy Solicited by Board of Directors for Annual Meeting — May 16, 2023 Terence M. Kavanagh, Chairman of the Board, or, failing him, John T. Fitzgerald, President and Chief Executive Officer, or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Kingsway Financial Services Inc. to be held on May 16, 2023 or at any postponement or adjournment thereof. Shares represented by this proxy will be voted by the shareholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2 and 3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting. (Items to be voted appear on reverse side) C Non-Voting Items Change of Address — Please print new address below. Comments — Please print your comments below. +